UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06142

The Japan Equity Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		866-839-5205

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

Item 1. Reports to Stockholders.

The Japan Equity Fund, Inc.

General Information (unaudited)

The Fund

The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted index of all common stocks listed on the First Section of the Tokyo Stock Exchange ("TSE"). The Fund seeks to achieve its investment objective by investing substantially all of its assets in equity securities of companies listed on the TSE or listed on the over-the-counter market in Japan or listed on other stock exchanges in Japan. Daiwa SB Investments (U.S.A.) Ltd. (the "Manager") is the Fund's Investment Manager. Daiwa SB Investments Ltd. is the Fund's Investment Adviser. The Fund implements an "active" portfolio management policy, which is an approach that involves quantitative valuation of securities to identify an appropriate universe of securities from which to select investments, with judgmental analysis then applied to this universe to determine the actual investments to be made by the Fund.

Stockholder Information

The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

The Fund's NYSE trading symbol is "JEQ". The Fund's daily net asset value is available by contacting the Fund's administrator Aberdeen Asset Management Inc. by:

• Calling toll free at 1-866-839-5205 in the United States,

• E-mailing InvestorRelations@aberdeen-asset.com, or

• Visiting the website at www.japanequityfund.com.

Also, the Fund's website includes press releases, a monthly market review and a list of the Fund's top ten industries and holdings. The Fund has also placed its Fund governance documents on its website under the section titled "Information", which includes the Fund's proxy voting policies and procedures, its code of ethics and its audit committee charter.

Inquiries

Inquiries concerning your registered share account should be directed to the American Stock Transfer & Trust Company (the "Plan Agent") at the number noted on the next page. All written inquiries should be directed to The Japan Equity Fund, Inc., c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Manager to determine how to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling toll free

The Japan Equity Fund, Inc.

1-866-839-5205 in the United States; (2) by visiting www.japanequityfund.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Manager votes these proxies is now available by calling the same number and is available on the Commission's website. The Fund files with the Commission its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30 by August 30 of the relevant year.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed with the Commission as of the end of the first and third quarters of each fiscal year on Form N-Q and is available on the Commission's website at www.sec.gov and the Fund's website at www.japanequityfund.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC- 0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling 1-866-839-5205.

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available on the Fund's website at www.japanequityfund.com and from the Plan Agent by calling (866) 669-9904 or by writing The Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the

The Japan Equity Fund, Inc.

higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semi-annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

The Japan Equity Fund, Inc.

Stockholder Letter (unaudited)

November 14, 2012

Dear Stockholders:

It is our pleasure on behalf of the Board of Directors to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the year ended October 31, 2012.

Market Review (November 2011 – October 2012)

The Tokyo market traded virtually sideways for the twelve months ended October 2012, resulting in a return of –0.63% in Japanese yen terms for the year. Japanese equities rallied temporarily over the first three months of the period, due mainly to investors expectations of a more expansive monetary policy coming from the Bank of Japan (BOJ). However, soon after, such expectations subsided and the rally faded away, bringing the market back to the same level at which it had begun the term.

Although the debt situation in Europe continued to receive a lot of attention over the past year, concerns over European debt became somewhat more controllable, at least for most market participants. News from the region ebbed and flowed just as it had last year, but investors responded less intensely, as markets around the world grew more accustomed to the issue. The Chinese economy was also disappointing, as many had expected to see the government launch fiscal measures similar to those seen in 2009 to support the fragile economy. However, the Chinese government did not take any decisive action in the lead up to the transfer of power at the Communist Party conference in November.

As for Japan's domestic situation, the country's export-laden characteristics had a negative impact on both the economy as well as corporate earnings. Earlier this year, we had expected to see earnings growth of 20% for the 2012 fiscal year, but this figure was reduced to the mid-single digits amid an anemic economic environment. As a result, we can say that the Tokyo market moved in step with this weakening fundamental outlook.

A sector-based review of developments in the Japanese equity market shows that the real estate, other finance business and pharmaceutical sectors performed relatively well, while pulp & paper and marine transportation names were among the worst performers. During the period, market participants kept their focus on the actions of the BOJ, or at least on the actions the central bank intended to take. Although some pundits blamed the BOJ for its lack of aggressiveness in fighting the deflationary pressure faced by the country, the bank has been busy supplying liquidity to the real estate market by continuing to purchase Japanese real estate investment trusts (J-REITs) and printing money to bolster the currency market. Naturally, real estate companies were the main beneficiaries of these measures, although companies in the other finance business sector such as non-bank financials also outperformed on the back of similar actions. In general, non-banks have been the primary lenders to real estate companies and, hence, they enjoyed the benign business environment created by these loose monetary policies. In other news, shares of pharmaceutical companies rallied for their own specific reasons. Most pharmaceutical manufacturers had struggled with the expiration of various patents and other intellectual properties on major drugs as well as a lack of any new prospective medicines. Recently, however, some of these companies have developed new drugs with great potential, and their shares appreciated accordingly.

In contrast, a capacity glut and weak demand were the norm for losers over the past twelve months. Companies in the pulp & paper sector hesitated to slash excess paper capacity in response to the declining domestic

The Japan Equity Fund, Inc.

consumption trend. Some of these companies also have weak balance sheets and were shunned by investors amid an uncertain market environment. Marine transportation stocks, have been some of the worst performers for two consecutive years, as the supply of shipping company vessels around the world has significantly exceeded real demand.

Performance/Attribution Analysis

Table 1: Performance vs. the Benchmark (TOPIX), USD base

	Latest 12-Months (As of October 31, 2012) %
Japan Equity Fund (time weighted return)	–4.91	(1)
Benchmark (TOPIX)	–5.17
Outperformace	0.26

Table 2: Attribution Analysis Summary, JPY base (Latest 12-Months) – Equity Only

%
Portfolio (Equity Only)	–1.15
Benchmark (TOPIX)	–0.63
Underperformance	–0.52
Breakdown
Sector Selection	–0.03
Stock Selection	–0.49
Others	0.00
Underperformance	–0.52

1  Due to fluctuations in foreign exchange rates, this value may differ from the total investment return based on net asset value at beginning and end of year, assuming reinvestment of dividends, provided in the Financial Highlights section of the Fund's Annual Report.

The Japan Equity Fund, Inc.

Table 3: Portfolio Return vs. Benchmark Return, USD base (monthly)

		Port Return (A) %	Bench Return (B) %	Relative Return (A) – (B) %
2011	November	–5.17	–5.12	–0.05
	December	0.09	0.52	–0.43
2012	January	5.94	5.50	0.44
	February	5.21	4.78	0.43
	March	1.07	0.32	0.75
	April	–4.55	–4.70	0.15
	May	–8.95	–7.97	–0.98
	June	6.16	6.51	–0.35
	July	–2.31	–2.99	0.68
	August	–2.99	–1.18	–1.81
	September	2.74	2.09	0.65
	October	–1.00	–1.94	0.94

Table 4: Attribution Analysis Breakdown, JPY base (Latest 12M) – Equity Portion Only

	Port Weight %	Bench Weight %	Port Return %	Bench Return %	Sector Selection Effect %	Stock Selection Effect %
Fishery, Agriculture & Forestry	0.00	0.10	0.00	–12.52	0.01	0.00
Mining	0.00	0.73	0.00	–11.56	0.08	0.00
Construction	2.17	2.47	6.25	10.59	0.02	–0.04
Foods	1.01	3.88	13.26	13.70	–0.32	0.00
Textiles & Apparel	0.24	0.91	2.25	–10.96	0.11	0.01
Pulp & Paper	0.35	0.35	–36.89	–32.18	0.02	–0.09
Chemicals	6.02	5.89	–19.11	–5.75	–0.04	–0.91
Pharmaceutical	2.78	4.95	12.42	15.63	–0.57	–0.10
Oil & Coal Products	0.65	0.83	11.3	–9.20	0.06	0.00
Rubber Products	1.66	0.80	1.11	1.49	–0.02	0.00
Glass & Ceramics Product	1.59	1.07	–5.88	–16.66	–0.20	0.20
Iron & Steel	1.64	1.72	–22.15	–22.58	0.04	–0.02
Nonferrous Metals	3.38	1.14	–8.28	–8.24	–0.26	0.06
Metal Products	0.03	0.70	–2.72	–3.20	0.00	0.01
Machinery	5.70	5.01	–9.94	–6.51	–0.13	–0.30
Electrical Appliances	13.39	13.15	–15.92	–16.51	0.03	0.14
Transport Equipment	11.65	10.25	3.14	4.81	–0.03	–0.25
Precision Instruments	0.46	1.43	–16.34	–0.70	–0.01	–0.32
Other Products	1.32	1.56	4.42	–8.55	0.06	0.01
Wholesale Trade	7.05	5.56	2.89	4.66	–0.04	–0.09

The Japan Equity Fund, Inc.

Table 4: Attribution Analysis Breakdown, JPY base (Latest 12M) – Equity Portion Only (continued)

	Port Weight %	Bench Weight %	Port Return %	Bench Return %	Sector Selection Effect %	Stock Selection Effect %
Retail Trade	4.45	4.37	11.06	8.88	0.01	0.16
Banks	11.5	9.67	11.26	7.69	0.15	0.43
Other Financing Business	2.42	0.85	19.35	21.55	0.40	–0.06
Securities & Commodity Futures	0.76	1.08	46.21	1.84	0.36	0.04
Insurance	2.39	2.28	10.19	4.21	0.06	0.14
Real Estate	2.83	2.54	23.40	24.72	–0.14	–0.03
Land Transportation	3.51	4.15	4.45	11.09	–0.15	–0.07
Marine Transportation	0.30	0.36	22.57	–31.18	0.20	0.02
Air Transportation	0.36	0.30	2.51	–30.64	–0.02	0.42
Warehouse & Harbor Transportation	0.14	0.24	0.96	2.54	0.01	–0.04
Info & Communication	8.21	6.64	–0.02	–2.30	0.01	0.12
Electric Power & Gas	1.29	2.89	–16.38	–23.12	0.42	0.09
Services	0.75	2.13	8.04	10.08	–0.15	0.01
Total	100.00	100.00	–1.15	–0.63	–0.03	–0.49

Comments:

As shown in Table 1, the net asset value (NAV) of the Fund decreased by 4.91% in USD terms during the twelve months from November 2011 to October 2012, while the benchmark (TOPIX index) dropped 5.17% in USD terms. As a result, the portfolio outperformed the benchmark by 0.26% for the period.

Table 2 shows that the performance of the equity portion of the portfolio (excluding expenses and cash positions in JPY terms) was –1.15% versus the benchmark return of –0.63%, which indicates that the Fund underperformed by 0.52% on this basis. Relative to the TOPIX, the sector selection effect was –0.03%, while the stock selection effect was –0.49% (see Table 4 above).

In terms of sector selection, the positive effects generated by the Fund's underweight position in the electric power & gas sector (+0.42%) and its overweight in the other financing business sector (+0.40%) were more or less fully offset by a series of negative results, including the Fund's underweights in pharmaceuticals (–0.57%) and food (–0.32%).

The stock selection effect was negative, with the major detractors including our stock picks in the chemicals (–0.91%) and precision instruments (–0.32%) sectors, although various positive selection effects such as those generated by banks (+0.43%) and air transportation stocks (+0.42%) mitigated the extent of the underperformance.

Major negative contributors for the year included Sumitomo Chemical (chemicals) and Nikon (precision instruments), while Mizuho Financial Group (banks) and Japan Airline (air transportation) contributed positively. Specifically, Sumitomo Chemical was directly affected by weakening demand for its petrochemical products, which is a bellwether of the Japanese economy as well as several others throughout Asia. Similarly, Nikon suffered from a significant drop off in its sales of digital cameras. Conversely, Mizuho Financial performed well, thanks to the benign monetary policies of the BOJ as well as other central banks throughout the world's developed markets. Japan Airline, which was re-listed on the Tokyo Stock Exchange following an initial public offering a

The Japan Equity Fund, Inc.

few months ago, exhibited stable performance, as the once-bankrupt air carrier was a market favorite as a turnaround play.

Outlook & Strategy

According to initial estimates, Japan's real GDP shrank by 3.5% over the July-to-September period. There is a high probability that the negative growth will continue from October going forward as well, and it is very likely that the Japanese economy entered a period of contraction during the August-to-October period. What is important to note here is whether this will be a protracted period of contraction or it will end in the near future. The Japanese economy is strongly influenced by the global economy, and the US and Chinese economies are the key drivers of the global economy. The primary reason that Japanese stocks traded within a tight range between August and October is that opinions on the strength of the world economy next year are divided into two distinct camps. Bullish observers hold that the Chinese economy will bottom out in the near term while the US economy will perform well and, as a result, they believe that the global economy will enter into a recovery phase in 2013. Conversely, bearish observers think that the US economy will soon begin to decelerate while the slowdown of the Chinese economy continues. There are concerns that the upcoming "fiscal cliff" faced by the United States, in which large-scale tax cuts implemented during the prior administration will expire, will create downward pressure on the US economy. However, approvals of public investment by the Chinese government have accelerated, and some now expect the Chinese economy to be supported by the aftereffects of this beginning in January of next year. At present, neither the bulls nor the bears have made a decisive argument, so it has become difficult for investors in the Japanese market to either actively chase highs or probe lows.

Our analysis of the positive and negative factors currently surrounding Japanese equity market continues as follows:

Positives:

1.  A Bullish US Economy

The US economy remains strong despite the clear and continued deterioration of the global economy. The primary factors propping up the US economy are the bottoming out of home prices, the implementation of QE3 (the third round of quantitative easing) and the recent boom in shale gas development. However, there are also concerns about the impact of the continued deterioration of the Chinese economy as well as the impending fiscal cliff going forward.

2.   BOJ Announcement of Strengthened Quantitative Easing

On October 30th, the BOJ announced a heightened monetary easing policy, which included the injection of an additional JPY11 trillion into its purchase program for Japanese Government Bonds (JGBs) and other assets. The BOJ's second consecutive month of easing was perceived to be the most aggressive stance the central bank has ever taken on the monetary policy front, as, until now, the BOJ has had a relatively reserved attitude compared to the aggressive monetary easing seen in many other countries around the world. As a side effect, however, this added to the upward pressure on the yen. Observers now expect the BOJ's strengthened stance on easing to contribute to the currency's depreciation going forward.

3.   Historically Low Japanese Equity Valuation Levels

The price-to-book ratio (PBR) of the TOPIX stood at 0.92x as of the end of October, which represents a historically low level. This also amounts to a historically high spread of 1.77% between the TOPIX's dividend yield (2.54%) and the long-term interest rate (0.77%), which implies that stock prices are significantly discounted at the moment.

The Japan Equity Fund, Inc.

Negatives:

1.  Continued Downward Revisions to Corporate Earnings Forecasts

There has recently been a conspicuous deterioration in the overall profitability of Japanese corporations, as evidenced by the JPY765 billion loss projected by Panasonic and the JPY450 billion loss expected by Sharp with net profit forecasts for the fiscal year ending March 2013.

2.   Prolonged Economic Sluggishness in China and Other Emerging Countries

China has decided to pursue a policy of monetary easing and has earmarked 1 trillion Yuan for a series of economic support measures. However, the country's economic deceleration has not stopped. The after effects of the real estate bubble and the impact of Europe's economic stagnation are now beginning to come to the forefront. China is not alone, however, as emerging economies overall have clearly experienced some degree of deceleration, including Brazil, India, Russia and Indonesia.

3.   Continued Boycott of Japanese Products in China

In September, there were a number of intense anti-Japan demonstrations in China, and the boycotting of various Japanese products has continued ever since. As a result, the 40% to 50% YoY reduction in Japanese automobile sales in China that lasted through September and October will continue into the foreseeable future.

4.   No Sign of Resolution to Southern Europe's Debt Crisis

The Southern European debt crisis seems to have eased for the time being following the European Central Bank's (ECB) announcement of unlimited sovereign bond purchases and the inauguration of the European Stability Mechanism (ESM). However, a true solution remains far off in the distance, and there are persistent concerns that the recent instability will soon re-emerge.

Regarding our sector allocation strategy, we remain somewhat overweight in cyclical stocks, as we forecast a gradual recovery of the global economy to begin early next year. However, considering the increased likelihood of a risk scenario in which the global economy will continue to slowdown, we are investing in such a way that we believe will limit the sector allocation risk in the portfolio to some extent.

In the latest quarter, we continued our policy of increasing value risk. In particular, we increased our allocation to small-cap stocks, of which there are many that exhibit deep value characteristics. Small caps are trading at extreme discounts compared to their large-cap peers, and we expect them to continue to outperform on a relative basis due to the attention they have gathered for their acquisition prices. Our policy, then, will be to actively invest in deep-value small-cap names that are less vulnerable to any continued deterioration in the global economy and that are able to maintain relatively healthy earnings profiles.

Fund Performance

During the year ended October 31, 2012, the Fund's market price on the New York Stock Exchange ("NYSE") ranged from a low of $4.83 per share on June 12, 2012 to a high of $5.74 on April 2, 2012. The Fund's NYSE market price closed at $5.00 per share on October 31, 2012.

The NYSE market price in relation to the Fund's net asset value per share during the year ended October 31, 2012, ranged from a high discount of 13.84% on November 23, 2011 to a low discount of 6.20% on November 3, 2011, and ended the period at a discount of 11.82%.

The Fund has not invested in derivative securities. Although foreign currency hedging is permitted, the Fund has not engaged in any foreign currency hedging.

The Japan Equity Fund, Inc.

We thank you for your support of The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

YOSHIO URATA	YOSHIAKI UEMATSU
Chairman of the Board	President

The Japan Equity Fund, Inc.

Portfolio of Investments

As of October 31, 2012

LONG-TERM INVESTMENTS—98.1%
Shares		Value
COMMON STOCKS—98.1%
Airlines—4.5%*
37,500	Japan Airlines Co. Ltd.	$1,785,043
348,700	Skymark Airlines, Inc.(a)	1,852,866
		3,637,909
Auto Manufacturers—8.3%(a)
23,000	Daihatsu Motor Co. Ltd.	402,530
62,000	Fuji Heavy Industries Ltd.	597,686
65,300	Honda Motor Co. Ltd.	1,963,129
209,000	Isuzu Motors Ltd.	1,105,522
69,300	Toyota Motor Corp.	2,672,010
		6,740,877
Auto Parts & Equipment—4.2%(a)
5,500	Aisin Seiki Co. Ltd.	160,624
87,700	Bridgestone Corp.	2,048,585
82,500	Keihin Corp.	996,002
22,000	Sumitomo Electric Industries Ltd.	236,669
		3,441,880
Chemicals—4.5%(a)
97,000	Asahi Kasei Corp.	533,621
21,700	Lintec Corp.	375,357
92,500	Mitsubishi Chemical Holdings Corp.	366,353
7,000	Nihon Parkerizing Co. Ltd.	105,643
15,200	Shin-Etsu Chemical Co. Ltd.	858,240
914,000	Showa Denko KK	1,398,109
		3,637,323
Shares		Value
Commercial Banks—13.2%(a)
228,000	Bank of Yokohama Ltd. (The)	$1,049,266
826,000	Mitsubishi UFJ Financial Group, Inc.	3,736,797
2,129,600	Mizuho Financial Group, Inc.	3,332,142
849,000	Sumitomo Mitsui Trust Holdings, Inc.	2,576,546
		10,694,751
Computers & Peripherals—2.1%(a)
41,900	SCSK Corp.	713,493
25,500	TDK Corp.	958,900
		1,672,393
Distribution/Wholesale—8.7%(a)
216,000	ITOCHU Corp.	2,162,065
342,000	Marubeni Corp.	2,216,120
63,700	Mitsubishi Corp.	1,137,231
112,200	Mitsui & Co. Ltd.	1,581,484
		7,096,900
Diversified Financial Services—3.2%(a)
25,310	ORIX Corp.	2,599,589
Diversified Telecommunication Services—6.7%(a)
65,600	Nippon Telegraph & Telephone Corp.	2,999,763
1,706	NTT DOCOMO, Inc.	2,472,039
		5,471,802
Electric Utilities—0.6%(a)
18,700	Electric Power Development Co. Ltd.	478,979

See notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2012

LONG-TERM INVESTMENTS (continued)
Shares		Value
Electrical Components & Equipment—5.0%(a)
367,000	Hitachi Ltd.	$1,946,265
165,000	Mitsubishi Electric Corp.	1,233,323
9,700	Nidec Corp.	690,294
36,000	Nissin Electric Co. Ltd.	208,343
		4,078,225
Electronics—4.7%(a)
12,200	Hamamatsu Photonics KK	422,978
224,000	Minebea Co. Ltd.	736,271
15,000	Murata Manufacturing Co. Ltd.	729,685
36,300	Nichicon Corp.	247,122
16,800	Omron Corp.	334,930
39,000	Sanyo Denki Co. Ltd.	211,330
36,300	Star Micronics Co. Ltd.	339,799
106,000	Yaskawa Electric Corp.	759,699
		3,781,814
Engineering & Construction—3.1%(a)
226,000	Kajima Corp.	625,903
48,800	Mirait Holdings Corp.	395,469
245,000	Obayashi Corp.	1,096,045
29,000	Toshiba Plant Systems & Services Corp.	392,372
		2,509,789
Food & Staples—0.6%(a)
19,000	K's Holdings Corp.	508,095
1,000	Nafco Co. Ltd.	16,904
		524,999
Gas Utilities—0.2%(a)
25,000	Shizuoka Gas Co. Ltd.	177,980
Shares		Value
Hand/Machine Tools—0.8%(a)
12,400	Makita Corp.	$490,926
11,400	THK Co. Ltd.	189,517
		680,443
Healthcare Providers & Services—0.1%(a)
2,600	BML, Inc.	65,539
Insurance—2.3%(a)
1,019	Dai-ichi Life Insurance Co. Ltd. (The)	1,174,884
26,800	Tokio Marine Holdings, Inc.	709,399
		1,884,283
Iron/Steel—3.0%(a)
152,100	JFE Holdings, Inc.	2,146,728
100,000	Sanyo Special Steel Co. Ltd.	298,168
		2,444,896
Leisure Time—0.5%(a)
46,500	Yamaha Corp.	417,866
Machinery—Construction & Mining—1.6%(a)
63,200	Komatsu Ltd.	1,324,332
Machinery—Diversified—2.1%(a)
253,000	Mitsubishi Heavy Industries Ltd.	1,065,656
102,000	OKUMA Corp.	623,412
		1,689,068
Media—1.3%(a)
546	Fuji Media Holdings, Inc.	808,608
8,700	Kadokawa Group Holdings, Inc.	267,437
		1,076,045

See notes to financial statements.

The Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2012

LONG-TERM INVESTMENTS (concluded)
Shares		Value
Metals & Mining—0.5%(a)
64,000	Dowa Holdings Co. Ltd.	$427,046
Miscellaneous Manufacturing—1.9%(a)
91,600	FUJIFILM Holdings Corp.	1,546,242
Office/Business Equipment—1.3%(a)
32,000	Canon, Inc.	1,039,989
Oil, Gas & Consumable Fuels—1.3%(a)
191,600	JX Holdings, Inc.	1,020,473
Packaging & Containers—0.3%(a)
11,800	Fuji Seal International, Inc.	251,385
Pharmaceutical—0.9%(a)
50,800	Mitsubishi Tanabe Pharma Corp.	732,263
Real Estate—2.3%(a)
64,000	Mitsui Fudosan Co. Ltd.	1,293,744
20,000	Sumitomo Realty & Development Co. Ltd.	552,642
		1,846,386
Retail—5.7%(a)
7,700	Arcs Co. Ltd.	162,518
20,400	Cawachi Ltd.	435,161
203,600	DCM Holdings Co. Ltd.	1,387,269
28,500	Seven & I Holdings Co. Ltd.	878,923
63,700	Shimachu Co. Ltd.	1,407,410
5,800	St Marc Holdings Co. Ltd.	216,353
8,700	Xebio Co. Ltd.	170,238
		4,657,872
Shares		Value
Software—0.7%(a)
18,400	Capcom Co. Ltd.	$350,921
27,800	Nihon Unisys Ltd.	202,135
		553,056
Storage/Warehousing—1.1%(a)
211,000	Sumitomo Warehouse Co. Ltd. (The)	882,774
Transportation—0.8%(a)
182,000	Nippon Express Co. Ltd.	666,025
Total Long-Term Investments—98.1% (Cost $83,547,671)		79,751,193
Total Investments—98.1% (Cost $83,547,671)(b)		79,751,193
Other assets in excess of liabilities—1.9%		1,552,396
NET ASSETS—100.0%		$81,303,589

*  Non-income producing security.

(a)  Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors.

(b)  See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See notes to financial statements.

The Japan Equity Fund, Inc.

EQUITY CLASSIFICATIONS HELD October 31, 2012
Industry	Percentage of Net Assets
Commercial Banks	13.2%
Distribution/Wholesale	8.7
Auto Manufacturers	8.3
Diversified Telecommunication Services	6.7
Retail	5.7
Electrical Components & Equipment	5.0
Electronics	4.7
Airlines	4.5
Chemicals	4.5
Auto Parts & Equipment	4.2
Diversified Financial Services	3.2
Engineering & Construction	3.1
Iron/Steel	3.0
Insurance	2.3
Real Estate	2.3
Machinery—Diversified	2.1
Computers & Peripherals	2.1
Miscellaneous Manufacturing	1.9
Machinery—Construction & Mining	1.6
Media	1.3
Office/Business Equipment	1.3
Oil, Gas & Consumable Fuels	1.3
Storage/Warehousing	1.1
Pharmaceutical	0.9
Hand/Machine Tools	0.8
Transportation	0.8
Software	0.7
Food & Staples	0.6
Electric Utilities	0.6
Metals & Mining	0.5
Leisure Time	0.5
Packaging & Containers	0.3
Gas Utilities	0.2
Healthcare Providers & Services	0.1
Other	1.9
100.0%
TEN LARGEST EQUITY POSITIONS HELD October 31, 2012 (unaudited)
Name of Security	Percentage of Net Assets
Mitsubishi UFJ Financial Group, Inc.	4.6%
Mizuho Financial Group, Inc.	4.1
Nippon Telegraph & Telephone Corp.	3.7
Toyota Motor Corp.	3.3
ORIX Corp.	3.2
Sumitomo Mitsui Trust Holdings, Inc.	3.2
NTT DOCOMO, Inc.	3.0
Marubeni Corp.	2.7
ITOCHU Corp.	2.7
JFE Holdings, Inc.	2.6

See notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2012

Assets
Investments, at value (cost $83,547,671)	$79,751,193
Foreign currency, at value (cost $672,239)	670,134
Cash	288,753
Dividends receivable	893,972
Prepaid expenses	13,654
Total assets	81,617,706
Liabilities
Legal fees and expenses (Note 3)	127,058
Audit and tax services	96,970
Investment management fees payable (Note 3)	25,538
Administration fees payable (Note 3)	18,948
Investor relations fees payable (Note 3)	3,300
Director fees payable	2,300
Accrued expenses	40,003
Total liabilities	314,117
Net Assets	$81,303,589
Composition of Net Assets:
Common stock (par value $.01 per share)	$143,354
Paid-in capital in excess of par	106,923,973
Accumulated net investment income	604,734
Accumulated net realized loss from investments and foreign currency transactions	(22,546,210)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,822,262)
Net assets	$81,303,589
Net asset value per common share based on 14,335,432 shares issued and outstanding	$5.67

See notes to financial statements.

The Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2012

Net investment income:
Income
Dividends (net of foreign withholding taxes of $150,706)	$2,002,220
Interest	115
2,002,335
Expenses:
Investment management fee (Note 3)	309,140
Administration fee (Note 3)	241,761
Legal fees and expenses (Note 3)	184,838
Custodian's fees and expenses (Note 3)	137,262
Independent auditors' fees and expenses	97,410
Reports to shareholders and proxy solicitation	70,170
Directors' fees and expenses	69,850
Investor relations fees and expenses (Note 3)	41,934
Insurance expense	16,301
Transfer agent's fees and expenses	11,469
Miscellaneous	76,350
Total expenses	1,256,485
Net investment income	745,850
Realized and unrealized gains/(losses) on investments and foreign currencies Net realized gain/(loss) from:
Investment transactions	(5,524,975)
Foreign currency transactions	(49,259)
(5,574,234)
Net change in unrealized appreciation/(depreciation) on:
Investments	570,328
Foreign currency translation	2,831
573,159
Net loss from investments and foreign currencies	(5,001,075)
Net decrease in net assets resulting from operations	$(4,255,225)

See notes to financial statements.

The Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31,
	2012	2011
Increase/(decrease) in net assets from operations:
Net investment income	$745,850	$665,768
Net realized loss from investment transactions	(5,524,975)	(1,016,674)
Net realized gain/(loss) from foreign currency transactions	(49,259)	71,294
Net change in unrealized appreciation/(depreciation) on investments	570,328	(2,937,771)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	2,831	(66,488)
Net decrease in net assets resulting from operations	(4,255,225)	(3,283,871)
Distributions to shareholders from:
Net investment income	(751,755)	(794,549)
Capital stock transactions:
Reinvestment of dividends resulting in the issuance of 24,992 and 10,483 shares of common stock, respectively	123,459	63,635
Repurchase of common stock resulting in the reduction of 146,379 and 0 shares of common stock, respectively (Note 6)	(750,869)	—
Change in net assets from capital stock transactions	(627,410)	63,635
Net (decrease) in net assets	(5,634,390)	(4,014,785)
Net assets:
Beginning of year	86,937,979	90,952,764
End of year (including accumulated net investment income of $604,734 and $615,992, respectively)	$81,303,589	$86,937,979

Amounts listed as "—" are $0 or round to $0.

See notes to financial statements.

The Japan Equity Fund, Inc.

Notes to Financial Statements

1. Organization

The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund's objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

The Fund is required to value its securities at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Prior to October 1, 2012, the Fund determined net asset value based on valuations made as of 5:00 p.m. Tokyo time, on each day. Securities which are listed on the Tokyo Stock Exchange, or listed on the over the-counter market in Japan, or listed on other exchanges in Japan and for which market quotations were readily available, were valued at the last reported sales price available to the Fund at the close of business on the day the securities were being valued or, lacking any such sales, at the last available bid price. In instances where quotations were not readily available or where the price as determined by the above procedures was deemed not to represent fair market value, fair value was determined in such manner as the Board of Directors (the "Board") prescribed. Short-term investments having a maturity of 60 days or less were valued at amortized cost, except where the Board determined that such valuation did not represent the fair value of the investment. All other securities and assets were valued at fair value as determined in good faith by, or under the direction of, the Board.

Effective October 1, 2012, except as described in the next paragraph equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the "Valuation Time." The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. A security using any of these pricing methodologies is determined as a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying fair valuation factors to the last sale price. Fair valuation factors are provided by an

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

independent pricing service provider. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. These factors are based on inputs such as, Depositary receipts, S&P 500 Index/S&P 500 Futures, Nikkei 225 Futures, sector indices/ETFs, exchange rates, and historical opening and closing prices of each security. If the pricing service is unable to provide a valuation factor, or if the valuation factor falls below a predetermined threshold, the security is valued at the last sale price. A security that applies a fair valuation factor is determined as a Level 2 investment. When no fair valuation factor is applied, the security is determined as a Level 1 investment.

In the event that a security's market quotations are not readily available or are deemed unreliable, the fair value of a security is determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1—quoted prices in active markets for identical investments;

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Airlines	$1,785,043	$1,852,866	$—	$3,637,909
Other Long-Term Investments	—	76,113,284	—	76,113,284
Total Investments	$1,785,043	$77,966,150	$—	$79,751,193

The Fund held no Level 3 securities at October 31, 2012.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2012, due to the addition of fair valuation factors (as described above), all securities that are currently Level 2 have transferred from Level 1 to Level 2. For the year ended October 31, 2012, there have been no significant changes to the fair valuation methodologies other than described above.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund's policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding during the year or as of October 31, 2012.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

(d) Security Transactions, Investment Income and Expenses:

Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

(e) Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment;

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

(f) Federal Income Taxes:

The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. As of October 31, 2012, the Fund did not have any unrecognized tax benefits. The Fund's federal tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2012 remain subject to examination by the Internal Revenue Service.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 7% on interest and dividends, paid to the Fund by Japanese corporations.

(g) Earnings Credits:

The Fund's custodial arrangements include a provision to reduce its custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a) Investment Manager and Investment Adviser:

The Fund has an Investment Management Agreement with Daiwa SB Investments (U.S.A.) Ltd. (the "Manager"). Daiwa SB Investments Ltd. ("DSBI" or the "Adviser"), an affiliate of the Manager, acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement between the Manager and DSBI. For such investment services, the Fund is obligated to pay the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which 60% of this fee is paid by the Manager to DSBI. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 2012, no such expenses were paid to the Manager or the Adviser. For the year ended October 31, 2012, the Manager earned $123,656 and the Adviser earned $185,484, as reflected in the Statement of Operations.

At October 31, 2012, the Fund owed $25,538 to the Manager and/or Adviser.

(b) Administrator and Custodian and Other Related Parties:

Under the terms of the Fund Administration Agreement effective September 28, 2012, Aberdeen Asset Management Inc. ("AAMI") provides various administrative and accounting services, including daily valuation of the Fund's shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For Fund Administration, the Fund pays AAMI an annual fee based on the Fund's average weekly net assets as set forth in the fee schedule below.

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

Fee Schedule

Up to $60 million	0.20%
$60 million up to $100 million	0.15%
$100 million or more	0.10%

The Board has also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to AAMI, for services provided by AAMI staff in implementing the Fund's compliance management system and the Fund's compliance review program. This amount is included in the administration fee in the Fund's Statement of Operations. For the year ended October 31, 2012, AAMI earned $18,948 from the Fund for administrative services.

Prior to September 28, 2012, Daiwa Securities Trust Company ("DSTC"), an affiliate of the Manager and the Adviser, provided certain administrative services to the Fund (in such capacity, the "Administrator"), for which the Fund paid DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000. For the year ended October 31, 2012, DSTC earned $212,805 from the Fund for administrative services. In addition, as permitted by the Administration Agreement, the Fund reimbursed the Administrator for its out-of-pocket expenses related to the Fund. During the period of November 1, 2011 through September 27, 2012, expenses of $10,008 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to attendance by its employees at meetings of the Fund's Board.

Prior to September 28, 2012, the Board had also approved the payment of the administrative compliance expense for the Fund in the amount of $75,000 per annum to DSTC, for services provided by DSTC staff in implementing the Fund's compliance management system and the Fund's compliance review program. This amount is included in the administration fee in the Fund's Statement of Operations.

Effective September 28, 2012, State Street became Custodian for the Fund's assets. Prior to September 28, 2012, DSTC also acted as custodian for the Fund's assets and as of September 21, 2011 had appointed Daiwa Securities Trust and Banking (Europe) PLC (the "Sub-Custodian"), an affiliate of DSTC, the Manager and the Adviser, to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC received a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the Sub-Custodian. During the year ended October 31, 2012, DSTC and the Sub-Custodian earned $40,185 and $70,648, respectively, as compensation for custodial service to the Fund.

During the year ended October 31, 2012, the Fund paid or accrued $184,838 for legal services in connection with the Fund's on-going operations to a law firm in which the Fund's Assistant Secretary is a consultant.

4. Tax Information

For federal income tax purposes, the cost of securities owned at October 31, 2012 was $84,166,569, excluding short-term investments. At October 31, 2012, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $(4,415,374) was composed of gross appreciation of $2,509,541

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

for those investments having an excess of value over cost, and gross depreciation of $(6,924,915) for those investments having an excess of cost over value. For the year ended October 31, 2012, total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $92,387,371 and $93,270,735, respectively.

In order to present undistributed net investment income, accumulated net realized loss, and paid-in capital in excess of par value on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments, and paid-in capital in excess of par value.

For the year ended October 31, 2012, the adjustments were to decrease net investment income by $5,353 and increase realized loss by $5,353 primarily related to the reclassification of realized foreign currency gains and investment in passive foreign investment companies. Net investment income, net realized losses and net assets were not affected by this change.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from investments in passive foreign investment companies, wash sales and unused capital losses. As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net Investment Income	Accumulated Net Realized Loss	Unrealized Appreciation/Depreciation
$925,392	$(22,247,972)	$(4,441,158)

At October 31, 2012, the Fund had a remaining capital loss carryover of $22,247,972 which will be available to offset future net capital gains.

During the current year, no capital loss carryforwards expired or were utilized.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Capital loss carryforwards expire as follows:

2016	2017	2018	2019	Unlimited (Short-Term)	Unlimited (Long-Term)
$3,410,154	$10,922,220	$1,494,277	$1,150,678	$1,732,500	$3,538,143

The Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2012 and October 31, 2011 was as follows:

	October 31, 2012	October 31, 2011
Distributions paid from:
Ordinary Income	$751,755	$794,549
Net long-term capital gains	—	—
Total tax character of distributions	$751,755	$794,549

5. Capital

There are 30 million shares of $0.01 par value common stock authorized. During the year ended October 31, 2012, 24,992 shares were issued on December 28, 2011 at the reinvestment price of $4.94. The net asset value per share on that date was $5.61. Of the 14,335,432 shares of the Fund outstanding at October 31, 2012, Daiwa Capital Markets America Holdings Inc., an affiliate of the Manager, Adviser and DSTC, owned no shares. As of October 31, 2012, based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission, 1607 Capital Partners, LLC held 15.11% and Lazard Asset Management LLC held 15.38% of the shares outstanding, respectively.

6. Discount Management Program

On May 17, 2012, the Fund announced that the Board had approved a Discount Management Program. The Discount Management program authorizes management, from time to time and to the extent permitted by law, to repurchase up to 10% of the Fund's outstanding shares in open market transactions for each twelve-month period ended October 31. Such purchases will be made when the Fund's shares are trading at a discount to NAV of 9% or more and the only daily average discount from the Fund's NAV for the five-day period ending the prior day is 9% or more.

The Board authorized the Discount Management Program in order to potentially enhance share liquidity and increase shareholder value through the potential accretive impact of the purchases to the Fund's NAV. There is no assurance that the Fund will purchase shares in any specific amounts. 146,379 shares were repurchased by the Fund pursuant to the Discount Management Program during the year ended October 31, 2012.

7. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update ("ASU"), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

The Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

8. Subsequent Events

On December 21, 2012, a dividend was announced by the Fund. The distribution of $0.064553 per share is payable on January 11, 2013, to shareholders of record at the close of business on December 31, 2012. The ex-dividend date is December 27, 2012.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the Financial Statements as of October 31, 2012.

The Japan Equity Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2012	2011	2010	2009	2008
Per share operating performance(a):
Net asset value, beginning of year	$6.01	$6.30	$6.02	$5.41	$8.61
Net investment income	0.05	0.04	0.03	0.02	0.05
Net realized and unrealized gains/(losses) on investments and foreign currencies	(0.34)	(0.27)	0.29	0.63	(3.25)
Total from investment operations	(0.29)	(0.23)	0.32	0.65	(3.20)
Distributions from:
Net investment income	(0.05)	(0.06)	(0.04)	(0.04)	—
Net asset value, end of year	$5.67	$6.01	$6.30	$6.02	$5.41
Market value, end of year	$5.00	$5.35	$5.44	$5.10	$5.14
Total investment return based on(b):
Market value	(5.56)%	(0.76)%	7.44%	0.07%	(35.51)%
Net asset value	(4.66)%	(3.74)%	5.41%	12.22%	(37.17)%
Ratio to average net assets/supplementary data:
Net assets, end of year (in millions)	$81.3	$86.9	$91.0	$87.0	$78.1
Net operating expenses	1.49%	1.38%	1.37%	1.41%	1.15%
Net investment income	0.88%	0.71%	0.49%	0.41%	0.70%
Portfolio turnover	110%	59%	43%	47%	35%

(a)  Based on average shares outstanding.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

Amounts listed as "—" are $0 or round to $0.

See Notes to Financial Statements.

The Japan Equity Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2012

The Japan Equity Fund, Inc.

Tax Information (unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of any distributions received by you during such fiscal year.

On December 21, 2012, the Fund announced a total distribution of $0.064553 per share which represents a dividend from ordinary income.

There is no foreign tax deduction or credit available to shareholders for calendar year 2012.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in January 2013.

Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited)

The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2015 for Class I Directors, 2013 for Class II Directors and 2014 for Class III Directors, or until their successors are duly elected and qualified.

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Directors
* Yoshio Urata Financial Square 32 Old Slip New York, NY 10005-3538 Year of Birth: 1960	Chairman and Corporate Executive Officer, Daiwa Capital Markets America Holdings Inc., since April 2012; Executive Managing Director, Daiwa Securities Group Inc., since January 2012; Executive Managing Director, Asia & Oceania Region Officer, Daiwa Securities Capital Markets Co. Ltd., from April 2011 to April 2012; Executive Officer Global Head of Equity Sales and Sales Trading, Daiwa Securities Capital Markets Co. Ltd., from January 2010 to April 2011; Executive Officer Global Head of Equity Sales and Sales Trading, Daiwa Securities SMBC Co. Ltd., from April 2007 to January 2010.	Chairman of the Board and Class I Director since September, 2012	1
Martin J. Gruber 229 South Irving Street Ridgewood, NJ 07450 Year of Birth: 1937	Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, since 2010. He was previously Professor of Finance, from 1965 to 2010; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, C.R.E.F., from 2001 to 2005 and Chairman from 2003 to 2005; Director, National Bureau of Economic Research, since 2005.	Class I Director since 1992	2
David G. Harmer 10911 Ashurst Way Highlands Ranch, CO 80130-6961 Year of Birth: 1943	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005; Director, The Thai Capital Fund, Inc., since 2000; Director, The Singapore Fund, Inc., since 1996.	Class II Director since 1997	2
Richard J. Herring 327 South Roberts Road Bryn Mawr, PA 19010 Year of Birth: 1946

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Co-Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007; Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.

		Class III Director since 2007	2

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Rahn K. Porter 944 East Rim Road Franktown, CO 80116 Year of Birth: 1955	Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007; Director, The Thai Capital Fund, Inc., since 2007; Director, The Singapore Fund, Inc., since 2007.	Class II Director since 2007	2
Officers
Yoshiaki Uematsu 32 Old Slip New York, NY 10005 Year of Birth: 1957	President and Chief Executive Officer, Daiwa SB Investments (USA) Ltd., since April 2009; Managing Director and Chief Compliance Officer, Daiwa SB Investments (USA) Ltd. from 2002 to 2009.	President of the Fund since April 2009	—
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Currently, Vice President and Head of Compliance—U.S. for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).	Vice President and Chief Compliance Officer of the Fund since September 2012	—
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.dministrators since 1992.	Treasurer of the Fund since September 2012	—
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Currently, Head of Product Management for AAMI (since 2009). Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.	Secretary and Vice President of the Fund since September 2012	—
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen's registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.	Vice President of the Fund since September 2012	—

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Gary Marshall** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.	Vice President of the Fund since September 2012	—
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010. She previously served as Head of Legal—Americas from 2010-2012. She joined AAMI in October 2006.	Vice President of the Fund since September 2012	—
Christian Pittard** Aberdeen Asset anagement Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1973

Currently, Group Head of Product Development for and Director of Aberdeen Asset Managers Limited (January 2010-Present) and Aberdeen Fund Management Limited (January 2010-Present). Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (Since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (Since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund's Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

		Vice President of the Fund since September 2012	—
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.	Vice President of the Fund since September 2012	—
John J. O'Keefe** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1959	Mr. O'Keefe joined AAMI as a Fund Acounting Manager in the Accounting Department in October 2012. Prior to that he served as Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000. Mr. O'Keefe previously served the Board of Directors as Vice President and Treasurer, The Singapore Fund, Inc., The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since June 2000.	Assistant Treasurer of the Fund since September 2012	—

The Japan Equity Fund, Inc.

Information Concerning Directors and Officers (unaudited) (concluded)

Name Address and Year of Birth of Directors/Officers	Principal Occupation or Employment and Directorships in Publicly Held Companies During Past Five Years	Director or Officer of Fund Since	Number of Funds in Fund Complex for Which Director Serves (1)
Heather Hasson** Aberdeen Asset Management Inc. 1735 Market St., 32nd Floor Philadelphia, PA 19103 Year of Birth: 1982	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.	Assistant Secretary of the Fund since September 2012	—
Leonard B. Mackey, Jr.** 31 West 52nd Street New York, NY 10019-6131 Year of Birth: 1950	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP; Assistant Secretary, The Thai Capital Fund, Inc. and The Singapore Fund, Inc., since 2004.	Assistant Secretary of the Fund since 2004	—

1  "Fund Complex" includes the Fund and The Thai Capital Fund, Inc. which hold themselves out to investors as related companies for purposes of investment and investor services.

*  Director so noted is deemed by the Fund's counsel to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Urata is deemed an interested person of the Fund because of his affiliation with Daiwa Capital Markets America Holdings Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments Ltd.

**  As of October 2012, Messrs. Pittard, Cotton, Marshall, Goodson, O'Keefe and Mackey and Mses. Nichols, Melia, Kennedy, Sitar, and Hasson hold officer positions in The Thai Capital Fund, Inc. which may also be deemed to be a part of the same "Fund Complex" as the Fund.

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the "Meeting") of the Board of Directors of The Japan Equity Fund, Inc. (the "Fund") held on June 4, 2012, the Board reviewed and considered the nature and extent of the investment advisory services provided by Daiwa SB Investments Ltd. (the "Investment Adviser") under the Advisory Agreement and Daiwa SB Investments (USA) Ltd. (the "Investment Manager" and, together with the Investment Adviser, the "Advisers") under the Investment Management Agreement. The Board reviewed and considered the qualifications of the portfolio manager, the senior administrative managers and other key personnel of the Investment Manager who provide the investment advisory services to the Fund. The Board determined that the portfolio manager and key personnel of the Investment Manager are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Adviser and the personnel of the Investment Adviser who provide those services. The Board concluded that the nature and extent of the advisory services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory services was satisfactory.

Performance Relative to the Fund's Benchmark

The Board reviewed and considered the Fund's performance for the last one-, three- and five-year periods, as well as for the last 20 quarters, as provided in the materials distributed to the Board prior to the Meeting, compared to the Fund's benchmark, the Tokyo Stock Price Index. The Board noted that the Fund's return on its net asset value over the last one-year, three-year and five-year periods was higher than the Fund's benchmark. The Board also noted that, for the last 20 quarters, the Fund's performance varied as compared to the benchmark, however, the Fund, in most quarters, performed in line with the benchmark. The Board concluded that the Fund's overall performance was competitive with its benchmark.

Fees Relative to Other Funds Advised by the Advisers

The Board reviewed and considered the advisory fees paid by the Fund under the Advisory Agreement and the Investment Management Agreement (together, the "Advisory Fee") and information showing the advisory fees paid by other funds and accounts managed by each of the Advisers as compared to the Advisory Fee paid by the Fund. The Board noted that the Investment Manager does not manage any other closed-end funds that would provide an appropriate comparison to the Advisory Fee and that the fees charged to other accounts by the Investment Manager ranged between 20 and 26.5 basis points at the approximate asset level of the Fund. The Board also reviewed and considered information showing that while the Investment Adviser does not manage any other U.S. registered funds, it does advise equity accounts for Japanese investors with advisory fees that are higher than the Advisory Fee. The Board concluded that the Advisory Fee charged by the Advisers was appropriate as compared to other funds and accounts advised by the Advisers.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the fee paid by the other U.S. registered closed-end fund investing in Japan, The Japan Smaller Capitalization Fund. The Board noted that the advisory fee rate was higher for The Japan Smaller Capitalization Fund than for the Fund. In addition, the Board reviewed and considered the advisory fees paid

The Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Advisory Fee was competitive with these other country funds. The Board further noted that the total expense ratio of the Fund was lower than that of many other country funds, including Japan Smaller Capitalization Fund, Inc., and concluded that the Fund's total expense ratio was competitive.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund's advisory fee schedule under the Advisory Agreement and Investment Management Agreement and noted that it does include breakpoints. The Board considered that the Fund is closed-ended, and, therefore, the Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the current asset levels.

Profitability of the Advisers

The Board reviewed and considered a profitability report for each of the Advisers for the last year included in the materials previously provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by each Adviser were not excessive in light of the advisory services provided to the Fund.

Advisers Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether each of the Advisers is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party. The Board noted that each Adviser's operations remain profitable. The Board concluded that each of the Advisers has the financial resources necessary to fulfill its obligations under the Advisory Agreement or Investment Management Agreement to which it is a party.

Historical Relationship Between the Fund and the Advisers

The Board also reviewed and considered the historical relationship between the Fund and the Advisers, including the organizational structure of each of the Advisers, the policies and procedures formulated and adopted by each of the Advisers for managing the Fund's assets and the Board's confidence in the competence and integrity of the senior managers and key personnel of each of the Advisers. The Board concluded that it is beneficial for the Fund to continue its relationship with the Advisers.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by each of the Advisers and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by each of the Advisers indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of each of the Advisory Agreement and Investment Management Agreement for another year.

(This page has been left blank intentionally.)

BOARD OF DIRECTORS

Yoshio Urata, Chairman
Martin J. Gruber
David G. Harmer
Richard J. Herring
Rahn K. Porter

OFFICERS

Yoshiaki Uematsu
President

Jeffrey Cotton
Vice President and Chief Compliance Officer

Andrea Melia
Treasurer

Megan Kennedy
Secretary and Vice President

Alan Goodson
Vice President

Gary Marshall
Vice President

Jennifer Nichols
Vice President

Christian Pittard
Vice President

Lucia Sitar
Vice President

John J. O'Keefe
Assistant Treasurer

Heather Hasson
Assistant Secretary

Leonard B. Mackey, Jr.
Assistant Secretary

ADDRESS OF THE FUND

c/o Aberdeen Asset Management, Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER

Daiwa SB Investments Ltd.

ADMINISTRATOR

Aberdeen Asset Management, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT AND REGISTRAR

American Stock Transfer & Trust Company

LEGAL COUNSEL

Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Annual Report
October 31, 2012

The Japan Equity
Fund, Inc.

Aberdeen Asset Management, Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

INVESTMENT MANAGER

Daiwa SB Investments (U.S.A.) Ltd.

INVESTMENT ADVISER

Daiwa SB Investments Ltd.

Item 2. Code of Ethics.

As of October 31, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). A Copy of the Code of Ethics is filed with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, there were no material changes to the Code of Ethics. During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the following member of the Board’s Audit Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Rahn K. Porter.  Mr. Porter is considered by the Board to be an “Independent Director,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b)(1) Audit-Related Fees	(c)(2) Tax Fees	(d) All Other Fees
October 31, 2012	$71,000	$16,070	$9,800	$0
October 31, 2011	$84,670	$0	$11,300	$0

(1) Services include agreed-upon procedures in connection with the Registrant’s administration conversion ($0 in 2011 and $16,070 in 2012).

(2) Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         Before the registrant’s principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant’s investment adviser and its affiliates, each engagement is approved by the registrant’s audit committee.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended October 31, 2011 was $0.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, Daiwa SB Investments (USA) Ltd. and any Covered Service Providers for the fiscal year ended October 31, 2012 was $245,100.

(h) The Registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment manager (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment manager), and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountants independence has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2012, the audit committee members were:

Martin J. Gruber

David G. Harmer

Richard J. Herring

Rahn K. Porter

(b)         Not applicable

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.  The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager in September 2012.

The proxy voting policies of the Registrant are included herewith as Exhibit C and policies of the Investment Manager are included as Exhibit D.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1)         The information in the table below is as of January 4, 2013.

Individual & Position	Services Rendered	Past Business Experience
Naoto Nagai Senior Portfolio Manager and International Clients Group Leader	Day-to-day portfolio management.

Mr. Naoto Nagai,CFA, is a Senior Portfolio Manager and International Clients Group Leader, with a total of 16 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2006, he was a fund manager and research analyst at Resona Trust Company Japan. In 1996, he earned an MBA from the University of Rochester and, in 1991 he graduated from the University of Osaka Prefecture with a B.S. in chemistry. He assumed day-to-day portfolio management responsibilities for the Fund, effective October 18, 2006. Daiwa SB Investments Ltd., the registrant’s investment adviser, has employed Mr. Nagai as an equity fund manager since August 2006

Takahiro Ueno Senior Portfolio Manager	Day-to-day portfolio management.

Mr. Takahiro Ueno, CFA/CMA, is a Senior Portfolio Manager with 14 years of experience in the Japanese and global equity markets. Prior to joining Daiwa SB Investments in 2001, he was a fixed income trader at Sumitomo Bank. In 1995, he earned a B.S. degree in engineering from Kyoto University.

Masayuki Kubota Senior Portfolio Manager	Day-to-day portfolio management.

Mr. Masayuki Kubota CFA/CMA, a Senior Portfolio Manager with 25 years of experience, joined the Japan Equity Fund investment team on August 1, 2012. Mr. Kubota began his career at Sumitomo Bank in 1984 and became a Japanese equity fund manager and analyst at Sumitomo

Bank’s asset management subsidiary in 1987. He transferred to Daiwa SB Investments, the merged entity of Sumitomo Bank’s asset management subsidiaries and Daiwa International Capital Management, in 1999, becoming a Senior Portfolio Manager. He is a member of the Corporate Accounting Study Group of the Securities Analysts Association of Japan. Mr. Kubota obtained a B.A. degree in Economics from Keio University in Japan in 1984.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Separate Accounts Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Naoto Nagai	3	389	3	217	0	0	0	0
Takahiro Ueno	1	16	3	443	0	0	0	0
Masayuki Kubota	3	320	3	1,036	0	0	0	0

(3)

As of October 31, 2012, Mr. Nagai managed three other mutual funds with a total of $389 million in assets and three separate accounts with a total of $217 million in assets; no other pooled investment vehicles or other accounts were managed by Mr. Nagai.  The only performance based account is a separate account managed by Mr. Nagai (with the net asset value of approximately $102 million).

As of October 31, 2012, Mr. Ueno managed one other mutual fund with a total of $16 million in assets and three separate accounts with a total of $ 443 million in assets; no other pooled investment vehicles or other accounts were managed by Mr. Ueno.

As of October 31, 2012, Mr. Kubota managed three mutual funds with a total of $320 million in assets and three separate accounts with a total of $1,036 million in assets; no other pooled investment vehicles or other accounts were managed by Mr. Kubota.

Portfolio Manager Compensation Structure

Mr. Nagai, Mr. Ueno and Mr. Kubota receive a combination of base compensation and incentive-based discretionary compensation consisting of a cash bonus. The methodology used to determine Mr. Nagai’s, Mr. Ueno’s and Mr. Kubota’s compensation is applied across all accounts managed by the three.

Generally, a portfolio managers receive basic (fixed) salary compensation as dictated by a formal salary committee and determined by both the corporate performance of the registrant’s investment adviser as well as the performance and competency of the individual portfolio manager. The base salary amount is reviewed on an annual basis after completion of a formal performance appraisal process.

In order to appraise Mr. Nagai’s, Mr. Ueno’s and Mr. Kubota’s performance, the salary committee reviews their competence and expertise, their contribution to the overall team, and their level of reporting and client servicing. In addition to a basic salary, Mr. Nagai, Mr. Ueno and Mr. Kubota may receive discretionary compensation in the form of an incentive (cash) bonus. The bonus, which is paid annually in May, is determined by Mr. Nagai’s, Mr. Ueno’s and Mr. Kubota’s achievement of various performance targets during the most recent financial year. Mr. Nagai's, Mr. Ueno’s and Mr. Kubota’s compensation is evaluated on both a quantitative (70%) and qualitative (30%) basis. The quantitative score is determined prior to payment based on the performance of Mr. Nagai’s, Mr. Ueno’s and Mr. Kubota’s accounts. For the registrant’s account, the performance is measured on a pre-tax basis for the period under review against the Tokyo Stock Exchange’s Tokyo Price Index (TOPIX). The qualitative score is determined by analyzing the quality of Mr. Nagai, Mr. Ueno and Mr. Kubota’s contribution to the Registrant's investment adviser. While the performance-based incentive bonus is available to all portfolio managers, the maximum bonus amount varies depending on factors such as an individual’s fund management experience as well as the size of his/her assets under management. Incentive bonuses typically range between 30% and 50% of a portfolio manager’s base salary.

(4)         Portfolio Manager Ownership.

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2012
Naoto Nagai	$0
Takahiro Ueno	$10,001 to $50,000
Masayuki Kubota	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
June 1, 2012 through June 30, 2012	—	—		482,434
July 1, 2012 Through July 31, 2012	44,500	5.0209	44,500	437,934
August 1, 2012 through August 31, 2012	64,348	5.1572	108,848	329,086
September 1, 2012 through September 30, 2012	37,531	5.0943	146,379	373,586
October 1, 2012 through October 31, 2012	—	—		373,586
Total	146,379		146,379	373,586

(1)   On May 17, 2012, the Fund announced that effective June 2012, the Board of Directors approved a discount management program.  Under the program, the Fund authorizes management to repurchase during each twelve month period ended October 31 up to 10% of its shares of common stock outstanding as of October 31 the prior year. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 9% or more.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2012, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Code of Ethics of the Registrant as required by Rule 30a-2(a) under the Act is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)                                  Proxy Voting Policy of Registrant.

(d)                                 Proxy Voting Policy and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Japan Equity Fund, Inc.
By:	/s/ Yoshiaki Uematsu
Yoshiaki Uematsu,
Principal Executive Officer of
The Japan Equity Fund, Inc.

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Yoshiaki Uematsu
Yoshiaki Uematsu,
Principal Executive Officer of
The Japan Equity Fund, Inc.

Date: January 4, 2013

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
The Japan Equity Fund, Inc.

Date: January 4, 2013